Exhibit 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, James G. Berges, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint C. E. Bunch, W. H. Hernandez and J. C. Diggs, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2007, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 21st day of February 2008.

/s/ James G. Berges
James G. Berges

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Hugh Grant, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint C. E. Bunch, W. H. Hernandez and J. C. Diggs, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2007, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 21st day of February 2008.

/s/ Hugh Grant
Hugh Grant

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Victoria F. Haynes, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint C. E. Bunch, W. H. Hernandez and J. C. Diggs, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2007, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 21st day of February 2008.

/s/ Victoria F. Haynes
Victoria F. Haynes

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Michele J. Hooper, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint C. E. Bunch, W. H. Hernandez and J. C. Diggs, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2007, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 21st day of February 2008.

/s/ Michele J. Hooper
Michele J. Hooper

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Robert Mehrabian, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint C. E. Bunch, W. H. Hernandez and J. C. Diggs, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2007, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 21st day of February 2008.

/s/ Robert Mehrabian
Robert Mehrabian

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Martin H. Richenhagen, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint C. E. Bunch, W. H. Hernandez and J. C. Diggs, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2007, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 21st day of February 2008.

/s/ Martin H. Richenhagen
Martin H. Richenhagen

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Robert Ripp, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint C. E. Bunch, W. H. Hernandez and J. C. Diggs, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2007, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 21st day of February 2008.

/s/ Robert Ripp
Robert Ripp

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Thomas J. Usher, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint C. E. Bunch, W. H. Hernandez and J. C. Diggs, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2007, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 21st day of February 2008.

/s/ Thomas J. Usher
Thomas J. Usher